EFFECTIVE AUGUST 23RD, 2004

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 22, 2004

                              XYNERGY CORPORATION
       (Exact name of small business issuer as specified in its charter)

            Nevada                      0-24798              93-1123005
(State or other jurisdiction of      (Commission           (IRS Employer
     of Incorporation)               File Number)        Identification No.)

                          18851 NE 29th Ave., Suite 700
                               Aventura, FL 33180
                    (Address of principal executive offices)

                                 (305) 749-2525
                        (Registrant's telephone number)

            269 So. Beverly Drive, Suite 938, Beverly Hills, CA 90212
            ---------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communication s pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2 40.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Current Report:  Form 8-K/A

Item 4.01.     a)   On November 22, 2004, the Company engaged DeLeon & Company,
PA, to perform its audit for the fiscal year ended December 31, 2004. As of November 22, 2004, the firm of Shelley International, Xynergy's previous auditors, was dismissed. The decision to change independent auditors was approved by the Company's Board of Directors.


               The reports of Shelley International on the Company's financial statements for the two years ended December 31, 2003 and December 31, 2002 did not contain adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

               In connection with the audits of the Company's financial statements for the year ended December 31, 2003 and through the subsequent period ended as of the date of this report, there were no disagreements ("Disagreements") as defined in Item 304 (a) (1)
               (iv) and the instructions to Item 304 of Regulation S-B, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-B") with Shelley International on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Shelley International, would have caused Shelley International to make reference to the matter in its reports. In addition, during the years ended December 31, 2002 and 2003 and through the subsequent period ended as of the date of this report, there were no reportable events ("Reportable Events") as defined in Item 304 (a) (1) (v) of Regulation S-B.

               The Company requested that Shelley International furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements. It is the Company's understanding that due to an extraordinary hardship, Shelley International may not been able to respond to our request. Should Shelley International respond to Xynergy's request, the Company will file an amended Form 8-K/A, including their letter as an exhibit.

Item 9.01  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                 XYNERGY CORPORATION
                                                     (Registrant)

Dated:   August 22, 2005              By: /s/ Raquel Zepeda
                                          --------------------------------------
                                          Raquel Zepeda, Chief Executive Officer